DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note, together with the Deed of Trust securing same, must be surrendered to Trustee for cancellation and retention before reconveyance will be made.

            ALL-INCLUSIVE PURCHASE MONEY PROMISSORY NOTE SECURED BY

                   ALL-INCLUSIVE PURCHASE MONEY DEED OF TRUST

         $ 225,000.00    Phoenix   ,   Arizona,   January 18 , 19   94
          -----------    --------                 ----------        --

In installments as herein stated, for value received, I/We ("Maker") promise to pay to GPH PROPERTIES, INC., an Arizona corporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
("Payee") or order, at     Phoenix, Arizona
                      ----------------------------------------------------------
the principal sum of   TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS AND NO/100 * * *
                      ----------------------------------------------------------
                                              DOLLARS   ($     225,000.00     ).
-------------------------------------------             ------------------------

PAYABLE AS FOLLOWS:

In annual installments of $45,000.00, due on the same day of each year, beginning February 17, 1995. An in addition thereto, Maker herein agrees to pay interest at the rate of 8% per annum from February 17, 1994, due on the same day each year, beginning February 17, 1995. In the event the annual payments are not received by the servicing agent within 5 days of the due date, the ENTIRE unpaid principal balance plus accrued interest is all due and payable.

Maker has the right to prepay any portion of this Note without penalty, however, accrued interest will be paid at the time of prepayment.

All principal payments due the Holder shall be used to satisfy any remaining principal payments due under the First Deed of Trust (remaining the Holder's obligation herein).

The parties herein understand and agree that the monthly payments due M&I THUNDERBIRD BANK (and/or its assigns), shall be made by the holder herein, direct and outside of the collection account servicing this note. It shall be the holder's full responsibility to furnish the Maker proof of payment, should the maker request the same. The parties herein acknowledge and accept responsibility for any and all actions that may arise due to said payments being made outside of the collection account.

The total principal amount of this Note includes the unpaid principal balance of the Promissory Note(s) or Agreements for Sale ("Underlying Note(s)") secured by Deed(s) of Trust and/or Mortgage(s) and/or such Agreement(s) for Sale, more particularly described as follows:

1.  PROMISSORY NOTE/AGREEMENT FOR SALE/DEED OF TRUST/MORTGAGE:
    Maker/Purchaser:  GPH PROPERTIES, INC., an Arizona corporation
                     -----------------------------------------------------------
    Beneficiary/Mortgagee/Seller:  M&I THUNDERBIRD BANK, an Arizona corporation
                                 -----------------------------------------------
    Original Amount:  $        100,000.00       Date:            March 16, 1993
                     ----------------------               ----------------------
   Recordation Date: 4-1-93      Docket:      Page:   Recording No:   93-0194692
                    ----------          ------     ---              -----------
2. PROMISSORY NOTE/AGREEMENT FOR SALE/DEED OF TRUST/MORTGAGE:

   Maker/Purchaser:  N/A
                   -------------------------------------------------------------
   Beneficiary/Mortgagee/Seller:
                               -------------------------------------------------
   Original Amount:  $                              Date:
                     ----------------------------         ----------------------
   Recordation Date:              Docket:       Page:    Recording No:
                    ----------          ------     ---              -----------
3. PROMISSORY NOTE/AGREEMENT FOR SALE/DEED OF TRUST/MORTGAGE:
   Maker/Purchaser:  N/A
                   -------------------------------------------------------------
   Beneficiary/Mortgagee/Seller:
                                ------------------------------------------------
   Original Amount:  $                              Date :
                     ----------------------               ----------------------
   Recordation Date:              Docket:      Page:     Recording No:
                    ----------          ------     ---              -----------
4. PROMISSORY NOTE/AGREEMENT FOR SALE/DEED OF TRUST/MORTGAGE :
   Maker/Purchaser:  N/A
                   -------------------------------------------------------------
   Beneficiary/Mortgagee/Seller:
                                ------------------------------------------------
   Original Amount:  $                               Date:
                     ----------------------               ----------------------
   Recordation Date :            Docket:       Page:    Recording No:
                    ----------          ------     ---              -----------
All recording data refers to records of    Maricopa      County, Arizona .
                                       ------------------

By Payee's acceptance of this Note, Payee covenants and agrees that, provided Maker is not delinquent or in default under the terms of this Note, Payee shall pay all installments of principal and interest which shall hereafter become due pursuant to the provisions of the Underlying Note(s) as and when the same become due and payable. In the event Maker shall be delinquent or in default under the terms of this Note, Payee shall not be obligated to make any payments required by the terms of the Underlying Note(s) until such delinquency or default is cured. In the event Payee fails to timely pay any installment of principal or interest on the Underlying Note(s) at the time when Maker is not delinquent or in default hereunder, Maker may, at Maker's option, make such payments directly to the holder of such Underlying Note(s), in which event Maker shall be entitled to a credit against the next installment(s) of principal and interest due under the terms of this Note equal to the amount so paid and including, without limitation, any penalty, charges and expenses paid by maker to the holder of the Underlying Note(s) on account of Payee failing to make such payment. The obligations of Payee hereunder shall terminate upon the earlier of (i) foreclosure of the lien of the All-Inclusive Purchase Money Deed of Trust securing this Note, or (ii) cancellation of this Note and release and reconveyance of the All-Inclusive Purchase Money Deed of Trust securing same.

Should Maker be delinquent or in default under the terms of this Note, and Payee consequently incurs any penalties, charges or other expenses on account of the Underlying Note(s) during the period of such delinquency or default, the amount of such penalties, charges and expenses shall be immediately added to the principal amount of this note and shall be immediately payable by Maker, to Payee, and shall bear interest from date of expenditure at the interest rate set forth in the manner of payment above until paid.

Notwithstanding anything to the contrary herein contained, the right of Maker to prepay all or any portion of the principal of this Note is limited to the same extent as any limitation exists in the right to prepay the principal of the Underlying Note(s). If any prepayments of principal of this Note shall, by reason of the application of any portion thereof by Payee to the prepayment of principal of the Underlying Note(s), constitute such prepayment for which the holders of the Underlying Note(s) are entitled to receive a prepayment penalty or consideration, the amount of such prepayment penalty or consideration shall be paid by Maker to Payee upon demand, and any such amount shall not reduce the unpaid balance of principal or interest hereunder.

At any time when the total of the unpaid principal balance of this Note, accrued interest thereon, all other sums due pursuant to the terms hereof, and all sums advanced by Payee pursuant to the terms hereof, and all sums advanced by Payee pursuant to the terms of the All-Inclusive Purchase Money Deed of Trust securing this Note, is equal to or less than the unpaid balance of principal and interest then due under the terms of the Underlying Note(s), Payee, at his option, shall cancel this Note and deliver same to Maker and execute a request for full reconveyance of the Deed of Trust securing this Note.

Should default be made by Maker in payment of any installments of principal, interest, or any other sums due hereunder, the whole sum of principal, interest and all other sums due from Maker hereunder, after first deducting therefrom all sums then due under the terms of the Underlying Note(s), shall become immediately due at the option of the holder of this Note.

Principal, interest and all other sums due hereunder payable in lawful money of the United States of America.

If action is instituted on this Note, I/we promise to pay such sums as the Court may fix as attorney's fees.

This Note is secured by an ALL-INCLUSIVE PURCHASE MONEY DEED OF TRUST to

Where ever the word Holder appears herein, it shall also mean Payee. Maker hereby requests written proof of all monthly payments made to M&I Thunderbird Bank relating to the Underlying Note and Deed of Trust.

RED ROCK COLLECTION INCORPORATED,

an Arizona corporation                      (Maker)
                                            (Maker)

BY:      JOSEPH P. MARTORI
   ------------------------------------

ITS:     CHAIRMAN                           (Maker)
    -----------------------------------
                                            (Maker)

The undersigned hereby accept(s) the foregoing All-Inclusive Purchase Money Promissory Note and agree(s) to perform each and all of the terms thereof on the part of Payee to be performed.

Executed as of the date and place first above written.

GPH PROPERTIES, INC., an Arizona corporation

                     (Payee)                (Payee)

BY:      ROGER E. PALMINBERG
   ------------------------------
ITS:     VICE PRESIDENT                     (Payee)

                                            (Payee)

NOTE: THIS NOTE IS FOR USE ONLY IN PURCHASE MONEY TRANSACTIONS. The parties are cautioned that completing and executing this document, legal rights, duties and obligations are created. By signing, the parties acknowledge that they have been advised to seek and obtain independent legal counsel as to all matters contained in the within document prior to signing same and that said parties have obtained advice or choose to proceed without same.

                            DO NOT DESTROY THIS NOTE